Note 15 - Commitments	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Lease Disclosure [Text Block]
15.	COMMITMENTS

In the ordinary course of business, various outstanding commitments and certain contingent liabilities are not reflected in the accompanying consolidated financial statements. These commitments and contingent liabilities represent financial instruments with off-balance-sheet risk. The contract or notional amounts of those instruments reflect the extent of involvement in particular types of financial instruments, which were composed of the following on December 31:

(Dollar amounts in thousands)	2022	2021

Commitments to extend credit	$443,364	$280,379
Standby letters of credit	869	586

Total	$444,233	$280,965

These instruments involve, to varying degrees, elements of credit and interest rate risk over the amount recognized in the Consolidated Balance Sheet. The Company’s exposure to credit loss, in the event of nonperformance by the other parties to the financial instruments, is represented by the contractual amounts as disclosed. The Company minimizes its exposure to credit loss under these commitments by subjecting them to credit approval and review procedures and collateral requirements as deemed necessary. Commitments generally have fixed expiration dates within one year of their origination.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. These instruments are issued primarily to support bid or performance-related contracts. The coverage period for these instruments is typically one year, with an annual renewal option subject to prior approval by management. Fees earned from the issuance of these letters are recognized over the coverage period. The collateral is typically bank deposit instruments or customer business assets for secured letters of credit.

Leasing Commitments

The Company leases six of its branch locations and one loan production office. As of December 31, 2022, net assets recorded under leases amounted to $4.4 million and have remaining lease terms of 4 years to 19 years. As of December 31, 2022, finance lease assets included in premises and equipment, net, totaled $3.7 million, and operating lease assets included in accrued interest receivable and other assets on the Consolidated Balance Sheet totaled $717,000. As of December 31, 2022, finance lease obligations included in other borrowings totaled $3.8 million, and operating lease obligations included in accrued interest payable and other liabilities on the Consolidated Balance Sheet totaled $723,000.

Lease costs incurred are as follows for the years ended December 31:

	2022	2021
Lease Costs:
Finance lease cost:
Amortization of right-of-use asset	$176	$313
Interest Expense	116	130
Other	30	63
Operating lease cost	206	225
Total lease cost	$528	$731

The following table displays the weighted-average term and discount rates for both operating and finance leases outstanding as of December 31, 2022:

	Operating	Finance
Weighted-average term (years)	5.0	15.6
Weighted-average discount rate	1.9%	3.0%

The following table displays the undiscounted cash flows due related to operating and finance leases as of December 31, 2022, along with a reconciliation to the discounted amount recorded on the December 31, 2022 balance sheet:

	Operating	Finance
Undiscounted cash flows due within:
2023	$169	$308
2024	169	308
2025	169	314
2026	134	320
2027	27	320
2028 and thereafter	95	3,207
Total undiscounted cash flows	763	4,777

Impact of present value discount	(40)	(966)

Amount reported on balance sheet	$723	$3,811